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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2007

Madison Mosaic Equity Trust

  Investors Fund
  Balanced Fund
  Foresight Fund
  Mid-Cap Fund

[Madison Mosaic Logo]www.mosaicfunds.com

Contents

Management's Discussion of Fund Performance
Review of Period	1
Market in Review	1
Outlook	1
Interview with lead equity manager Jay Sekelsky	2
Investors Fund	2
Balanced Fund	5
Foresight Fund	7
Mid-Cap Fund	8
Report of Independent Registered Public Accounting Firm	11
Portfolio of Investments
Investors Fund	12
Balanced Fund	13
Foresight Fund	15
Mid-Cap Fund	17
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Management Information	30

Management's Discussion of Fund Performance

Review of Period

The twelve-month period ended December 31, 2007 showed mixed returns for the four funds in Equity Trust. Mosaic Investors was slightly negative for the year at -0.18%; Balanced gained 2.24%; Foresight 9.05%; and Mid-Cap was up 8.62%. Over the same period, the S&P 500 Index rose 5.49%, while the Russell Midcap(R) Index rose 5.60%. The year began with solid stock returns, but in the latter half the market saw considerable volatility and a broad market decline. As is often the case when markets are led by more volatile sectors and companies, we had our challenges in the early part of the year. This was principally seen in the relatively weaker performance of the larger company stocks in the Investors, Balanced and Foresight Funds, but as market sentiment turned, we saw our large-cap stocks begin to show more favorable returns over the latter half of the period.

Market in Review

The annual period ended December 31, 2007 will probably not be remembered for the new or near highs the major indices hit in July. Instead, the key word for the year will be one familiar to all readers of business publications or viewers of business news: subprime. The credit problems that were under the surface for the first part of the year broke into true crisis proportion by the early fall. Not only did hundreds of thousands of Americans face losing their homes as adjustable-rate mortgages kicked into higher rates, but financial institutions which held securities based on lower-grade mortgages began to hemorrhage losses as the value of these securities plummeted.

A credit crisis was in full effect, as institutions were no longer willing to lend to each other. Investors fled riskier investments for more secure ones, and were particularly leery of stocks of companies potentially influenced by weaker consumer spending or credit trends. As a result, these fears were particularly negative for the fortunes of stocks in the Financial and Consumer Discretionary Sectors. Meanwhile, the price of crude oil inched up towards $100 a barrel, and the stocks of energy companies followed suit. By year-end, the fortunes of the best and worst sectors of the stock market were gapping by more than 50%, the kind of return differential last seen during the tech stock boom and bust in 1999 and 2000.

Over the latter part of 2007 the Federal Reserve Board took several steps to try to avert a credit crisis, including three Fed Funds rate cuts. While lower rates are historically a positive for stocks, there was considerable overhang from other economic indicators, particularly on the inflation front, as prices of energy and food marched higher. As news, both positive and negative, flooded the market on an almost daily basis, we saw high volatility as investors struggled to digest the news and understand where the economy was headed.

Outlook

As we line up the positives and negatives for 2008 we see they are fairly evenly balanced, with a slight tilt towards the negative. The positives that are working for the market begin with the Fed in the midst of lowering interest rates. As we saw through the end of 2007, Fed cuts are no guarantee of an immediate market rally. Although the U.S. economy is slowing, the global economy is still robust, which should continue to support U.S. stocks, particularly the multi-national companies. Another positive is the impact of a lower dollar, which helps many U.S. companies compete globally. On the negative side,

Madison Mosaic Equity Trust 1

Management's Discussion of Fund Performance (continued)

housing continues to weigh on the economy and the markets. The availability of credit at the end of 2007 remained poor, and this may weigh on corporate growth rates.

Probably the biggest fear we have is stagflation. This would entail rising inflation driven by higher energy prices and raw material prices while at the same time there is a slowdown in the overall economic growth rate. Stagflation is not generally a good environment for the valuation of either stocks or bonds. Given that backdrop, our holdings dovetail nicely with our outlook, with an emphasis on defensive stocks that can produce earnings in a difficult economy.

In prior reports we have talked about risk, and how we felt it wasn't being properly weighed in the investment equation. As that changes, and as risk becomes more of a focus, it should benefit our higher-quality, more predictable growth companies. As a result, we feel confident regarding the prospects of our portfolios, even as we enter what will likely be a volatile and uneven 2008.

Interview with lead equity manager Jay Sekelsky (photo of Jay Sekelsky)

Can you summarize the performance of the funds in Equity Trust in 2007?

I think we deserve mixed reviews for 2007. If all you had to go on were the broad market dynamics, it would be clear that it was a challenging year for us. The leading sectors in the market were in the cyclical areas, where we have few holdings, while two of our traditionally important sectors, Consumer Discretionary and Financial, both saw double-digit losses. Standard & Poor's has for many years rated companies on an A to D scale, based upon their predictability and steadiness of earnings and other business metrics. In 2007, the lower quality B's and C's outperformed the A's, where we are traditionally invested.

With all of these headwinds, we had to rely on strong stock selection to stay even, which is about what we did in Madison Mosaic Investors, down -0.18% for the year. As a firm we had an excellent year on the fixed-income side, and our active management of the bonds in Balanced helped produce a positive 2.24% return in this fund. Madison Mosaic Mid-Cap had another terrific year, overcoming the barriers mentioned above and retuning 8.62%, ahead of its benchmark and peers. And our sector-neutral strategy in Foresight highlighted the strength of our stock selection, as it put up the best numbers of the group, with a 9.05% return for the calendar year.

MADISON MOSAIC INVESTORS

How did the fund perform in 2007?

Mosaic Investors ended the year almost exactly where we started with a return of -0.18%, a result which was disappointing, but perhaps not unexpected considering the market environment. Our risk-conscious, consistent approach will typically underperform a market led by high-risk or speculative stocks. This was the case in 2007, as the S&P 500's return of 5.49% was led by the cyclical Energy and Materials Sectors, where we have

2 Annual Report December 31, 2007

Management's Discussion of Fund Performance (continued)

little exposure. However, our optimism is high going forward as we outdistanced our benchmark over the second half of the period, leading us to believe that we are headed into a period where our approach will once again be rewarded.

Our performance in Investors for the year also lagged the Large-Cap Core Index, which rose 6.63%. As was the case for our relative return against the S&P 500, this result points towards our heavier weighting in the underperforming Financial and Consumer Discretionary Sectors and our lack of exposure to Materials and Energy.

What significant changes did you make to the portfolio in 2007?

The Investors portfolio shifted emphasis over the course of the year, more so in the second half of the year than the first. When there is more volatility in the market, investment opportunities tend to expand. If you look at our holdings from June compared to year-end, you'll see a number of significant changes. For the most part, these changes were made to minimize our exposure to the credit cycle, and to increase our exposure to more defensive areas, such as Health Care. Health Care increased from a 16% weighting to 22%. Rather significantly, we decreased our financial holdings, from a high of some 26% in June to close to 17%, the lowest weighting we've had in Financials in some time. We are now underweighted in financials compared to our S&P 500 benchmark, and even in that 17%, a significant portion of that is Berkshire Hathaway and AFLAC, which represent large insurance enterprises that can hold up well in tough markets. We also increased our technology holdings, now over 20%, up from 12-13% at the end of June. These are global companies who generate a lot of their earnings overseas, and as such, are the beneficiaries of a weaker dollar. We also found the most attractive valuations among these companies that we've seen for a number of years.

An example of a new addition is Google. The market brought the valuation of this well-managed company into our range, and we picked up another industry leader in eBay under similar circumstances. Staples was also added. It is growing private label sales as a portion of revenue, which provides higher margins. Staples' management team is experienced and demonstrates a track record of shareholder friendliness. From a valuation standpoint, we believe the stock is attractive as metrics like price-to-sales and price-to-book are at or near all-time lows.

In the Health Care Sector we added Medtronic, a medical technology company with market-leading positions in a number of different devices and Zimmer Holdings, a leading orthopedic joint replacement company. Medtronic has several activities on the horizon (including new products, acquisitions, and divestitures) that results in an attractive upside/downside ratio, while we see the stable overall growth in the orthopedic market boding well for Zimmer's future.

What factors were the strongest contributors to fund performance?

A good deal of our underperformance came in a short burst in the first months of 2007, when oil prices spiked almost 50% from a low of $51 a barrel in mid-January, and a small number of our holdings produced disappointing results. Our lack of direct

Madison Mosaic Equity Trust 3

Management's Discussion of Fund Performance (continued)

exposure to energy cost us early in the year, and continued to be a headwind throughout. Among the weaker performers in this early part of the year were Amgen and Symantec, both of which were sold.

Once we got through this difficult period, our stock picking proved to be solid, and we were in line with the S&P 500 over the second half of the year. We had particularly strong performance across the year from Charles River Labs which led our overall positive results from the Health Care Sector. Although financial stocks were under general pressure from the subprime crisis, Berkshire Hathaway benefited from a flight to quality in the second half of the year, and AFLAC performed well due to its lack of credit exposure and success in the Japanese market. Familiar names McDonald's and Best Buy both had good performance for the year, as McDonald's benefited from strong domestic sales and its international locations, while Best Buy seemed to be gaining ground on its primary competitors. Overall, we had stock-picking positive results in Consumer Discretionary, despite the fact that the sector was down double-digits. We also came away with positive stock-picking results from the troubled Financial Sector, which was also a double-digit loser for the year.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2007
FOR MADISON MOSAIC INVESTORS

% of net assets
General Electric Co.	4.55%
Cisco Systems Inc.	4.42%
Novartis AG - ADR	4.27%
Microsoft Corp.	4.02%
UnitedHealth Group	3.80%
Best Buy Co. Inc.	3.80%
Comcast Corp. Special - CL A	3.73%
Medtronic Inc.	3.67%
Wells Fargo & Co.	3.61%
3M Company	3.59%

4 Annual Report December 31, 2007

Management's Discussion of Fund Performance (continued)

What factors were the largest constraints on performance?

Once again, the leading sector in the market was energy, and our lack of holdings in this cyclical area was a relative negative. This alone accounted for about half of our annual underperformance.

On an individual security basis, our worst performers were MGIC Investment Corp., which was hurt by the contraction in the housing market and Comcast, which was strong in 2006, but suffered from slowing growth in 2007. The stock price of drug store chain Walgreen took a hit when the company reported disappointing earnings in the fourth quarter. In part due to Walgreens difficulties, Consumer Staples proved to be the weakest of our sectors, followed by Industrials, where we saw negative results from Dover Corporation and United Parcel Service.

MADISON MOSAIC BALANCED

How did Mosaic Balance perform for the year?

Mosaic Balanced advanced 2.24% in 2007, with positive results from our bond holdings exceeding the relatively flat performance of our stocks. As with our Investors Fund, we did fight the headwind of having no holdings in the top-performing Energy Sector. The Lipper Mixed Asset Allocation Growth Index showed a 6.53% return for the year, a result which suggests that other members of this index may have had greater weightings in the top-performing energy and materials sectors or foreign stocks, which also had a strong year.

What significant changes did you make to the portfolio in 2007?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 64.8% stocks and finished the period with 60.2% in stocks. On the bond side, we increased the percentage of government issued bonds in 2007, and decreased the weighting in corporate bonds, based on our assessment of relative values. This was a boost to our bond portfolio's performance, as a flight to quality in the second half of 2007 favored government securities. We extended the duration of the bonds modestly, from 2.99 years at the beginning of the period to 3.31 years at the end.

Madison Mosaic Equity Trust 5

Management's Discussion of Fund Performance (continued)

TOP FIVE STOCK AND FIXED INCOME HOLDINGS
AS OF DECEMBER 31, 2007 FOR MADISON MOSAIC BALANCED

% of net assets
Top Five Stock Holdings (60.2% of net assets in stocks)
General Electric Co.	2.94%
Cisco Systems Inc.	2.76%
Novartis AG - ADR	2.56%
Microsoft Corp.	2.50%
Best Buy Co. Inc.	2.44%

% of net assets
Top Five Fixed Income Holdings (37.3% of net assets in fixed income)
US Treasury Note, 4%, 3/15/10	4.07%
US Treasury Note, 5.125%, 6/30/11	3.70%
Fannie Mae, 3.25%, 8/15/08	2.88%
Fed Home Loan Bank, 4.375%, 9/17/10	2.22%
AT&T Broadband, 8.375%, 3/15/13	1.63%

How did the stock holdings in Balanced contribute to overall performance?

The performance of the stock holdings in Balanced were approximately flat for the year. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

m

How did the bond holdings in Balanced contribute to overall performance?

After a number of particularly weak years of bond returns, 2007 was a banner year for government bonds. We continue to actively manage the bonds in Balanced with the goal of achieving the best risk/reward ratio, which at the end of the period meant high-quality bonds with an average maturity of 3.77 years.

6 Annual Report December 31, 2007

Management's Discussion of Fund Performance (continued)

MADISON MOSAIC FORESIGHT

How would you characterize the performance of Foresight for the period?

We were quite pleased to show a positive return of 9.05% for the period, nicely ahead of our S&P 500 benchmark, which was up 5.49%. We slightly trailed our official Lipper peer group, as the Lipper Flexible Portfolio Fund Index advanced 9.57%. However, as we have evolved our fund towards a more fully invested, all-sector approach, a truer comparison can be made with the Lipper Large-Cap Core Index, which was up 6.63%. With our portfolio currently allocated across S&P 500 sectors, the positive results against the S&P 500 were largely a function of our stock selection, while members of the Lipper Flexible Index may have had greater exposure to higher-returning asset classes, such as government bonds and foreign stocks.

What significant changes did you make to the portfolio in 2007?

Our holdings now constitute a fully invested, sector-diversified stock strategy. As in the past, our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time. The portfolio's turnover ratio for the year was 70%.

Although the management team's objective is to maintain relative sector neutrality against the S&P 500, we are dedicated to actively managing a select group of stocks within each of these sectors. At the beginning of the period the portfolio had 54 holdings, and at the end of the period it held 56. Over the course of the year, we added 15 new names. Our goal is to own the highest quality companies in each sector of the market, a judgment made on an array of business metrics that boil down to a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. In many cases, this means selling a stock and replacing it with another we feel has greater potential. This is what we did in the Consumer Discretionary Sector as we sold Liberty Media Interactive and bought Staples, a company we feel has greater upside. In the Health Care Sector we took profits on Waters Corporation, which exceeded our expectations, and added Medtronic and Zimmer Holdings.

What factors had the largest impact on this period's performance?

The top performing S&P 500 sectors for the year were Energy, Materials, Technology and

Madison Mosaic Equity Trust 7

Management's Discussion of Fund Performance (continued)

Utilities. We participated nicely in the upswing in these sectors, modestly outperforming in Energy, trailing fractionally in Materials, and a bit more in Utilities, while our Technology Holdings significantly outpaced the index's technology holdings. Even though financial stocks were generally weak, our emphasis on insurance companies, which are not dramatically impacted by the credit crisis, helped us do much better than the sector as a whole. Among our best performing stocks were FLIR Systems, Berkshire Hathaway, AFLAC, State Street Corporation, and Schlumberger LTD.

What factors were constraints on performance?

Financial and consumer discretionary stocks were double-digit losers in the S&P 500, and even with excellent stock picking we saw net negatives from these two sectors. We had disappointing results from Walgreen Corporation on lower than expected earnings and guidance, and had negative returns for the period from Comcast, Kohls, Novartis, and MGIC Investment Corporation. MGIC was negatively affected by the housing slowdown. Integrys Energy Group kept us from fully participating in the upswing in utilities stocks, while Symantec, Cisco Systems and Zebra Technologies were on the negative ledger of our overall positive Technology holdings.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2007
FOR MADISON MOSAIC FORESIGHT

% of net assets
Cisco Systems Inc.	3.25%
General Electric Co.	3.10%
Exxon Mobil Corp.	2.96%
Microsoft Corp.	2.94%
Berkshire Hathaway -CL B	2.63%
Chevron Corp	2.59%
Novartis AG - ADR	2.57%
ConocoPhillips Inc.	2.50%
3M Company	2.48%
Integrys Energy Group	2.48%

MADISON MOSAIC MID-CAP

An interview with Rich Eisinger, co-manager of Madison Mosaic Mid-Cap. (photo of Richard Eisinger)

How would you characterize the performance of Madison Mosaic Mid-Cap in 2007?

We were quite pleased with our performance for 2007, which followed a strong 2006. Mosaic Mid-Cap returned 8.62% for 2007, outpacing the overall market, as measured by the S&P 500's 5.49%, but more importantly,

8 Annual Report December 31, 2007

Management's Discussion of Fund Performance (continued)

outperforming our benchmark, the Russell Midcap Index, which advanced 5.60%. We also beat our peer group, as represented by the Lipper Mid-Cap Core Index, which advanced 5.97%.

What significant changes did you make to the portfolio in 2007?

Our latest turnover calculation shows a 43% rate for 2007, which translates into an average holding period of more than two years. We like to own stocks which can retain our investment confidence for long periods, and this is certainly true of many of our holdings. Our largest holding at the end of 2007, specialty insurer Markel Corporation, has been in the portfolio for over six years.

Among our additions in 2007 were records management leader Iron Mountain, gaming machine manufacturer International Gaming Technology, insurance broker Brown & Brown, and Broadridge Financial Solutions, a financial services provider spun off from ADP. Our final addition for the year was ATP Oil and Gas Corporation, an energy development company that has a lower risk business model favoring the development of energy reserves in politically stable areas.

Our favorite reason for selling a stock is when it meets or exceeds our expectations, and this was the case with Waters Corporation, which we sold late in the year, due to valuation concerns. We also took profits in asset manager Janus Capital Group as the stock reached our target valuation. Uniform supplier Cintas, media provider E.W. Scripps, and food distributor Sysco were sold as business metrics failed to meet our expectations.

What factors were the strongest contributors to fund performance?

We've had little exposure to the credit area in the financial sector and that benefited us. Our financial holdings are weighted more towards insurance companies, and those stocks tended to hold up very well. In the Consumer Discretionary area, while we do have some retail exposure, we also have names that aren't as linked to short-term consumer spending trends, such International Game Technology and Liberty Global. These stocks retained their value even as the overall sector was getting battered. Stock picking in general was very strong in the Fund this past year, particularly in Technology, Health Care and Consumer Discretionary.

We held a number of stocks that posted impressive returns in 2007. Leading the pack was FLIR Technologies, which specializes in

Madison Mosaic Equity Trust 9

Management's Discussion of Fund Performance (concluded)

high tech optical devices, such as infrared imaging equipment. The stock had a calendar year return of 96.7%. Other major contributors to our positive return were International Gaming Technology, Discovery Holding Company, Iron Mountain, and Brookfield Asset Management. Once again we faced significant sector headwinds, but stock picking more than offset the downside from the allocation.

What factors were the largest constraints on performance?

Our lack of exposure to the Utilities and underexposure to Energy and Materials were drags on performance in 2007. While Energy led the market, we had disappointing results from Unit Corporation, as natural gas prices did not keep up with the rise in crude oil. Outdoor retailer Cabelas had a difficult year as well, as they reported earnings would fall due to high marketing costs and disappointing sales at two new stores opened in 2006.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2007
FOR MADISON MOSAIC MID-CAP

% of net assets
Markel Corp.	4.81%
Iron Mountain	4.53%
Brookfield Asset Management	4.38%
SEI Investments Co.	3.82%
Clorox Company	3.55%
Liberty Global Inc. - CL C	3.48%
Synovus Financial Corp.	3.48%
Charles River Laboratories	3.43%
Coventry Health Care	3.26%
Patterson Cos. Inc.	3.24%

10 Annual Report December 31, 2007

Madison Mosaic Equity Trust December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Equity Trust (the "Trust"), including the Investors Fund, Balanced Fund, Mid-Cap Fund, and Foresight Fund (collectively, the "Funds"), as of December 31, 2007 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended December 31, 2003, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 14, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2007, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Grant Thornton LLP

Chicago, Illinois
February 13, 2008

Madison Mosaic Equity Trust 11

Madison Mosaic Equity Trust December 31, 2007

Investors Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 98.8% of net assets

CONSUMER DISCRETIONARY: 13.2%
Best Buy Co., Inc.	40,365	$2,125,217
Kohl's Corp.*	31,626	1,448,471
McDonald's Corp.	19,402	1,142,972
Staples Inc.	46,029	1,061,889
Target Corp.	31,800	1,590,000

CONSUMER STAPLES: 6.9%
Coca-Cola Co.	30,658	1,881,481
Walgreen Co.	52,522	2,000,038

FINANCIAL SERVICES: 10.8%
Capital One Financial Corp.	26,820	1,267,513
Citigroup Inc.	44,653	1,314,585
Synovous Financial Corp.	60,365	1,453,589
Wells Fargo & Co.	67,038	2,023,877

HEALTH CARE: 22.0%
Charles River Laboratories, Inc.*	18,853	1,240,527
Johnson & Johnson	29,594	1,973,920
Medtronic Inc.	40,899	2,055,993
Novartis AG - ADR	43,988	2,388,988
Pharmaceutical Product Development, Inc.	31,120	1,256,314
UnitedHealth Group	36,535	2,126,337
Zimmer Holdings Inc.*	19,011	1,257,578

INDUSTRIAL: 14.2%
3M Company	23,831	2,009,430
Dover Corp.	39,533	1,822,076
General Electric Co.	68,667	2,545,486
United Parcel Service - CL B	22,124	1,564,609

INSURANCE: 5.8%
Aflac Inc.	20,746	1,299,322
Berkshire Hathaway Inc.- CL B*	411	1,946,496

MEDIA & ENTERTAINMENT: 3.7%
Comcast Corp. - Special CL A*	115,290	2,089,055

TECHNOLOGY: 22.2%
Cisco Systems, Inc.*	91,379	2,473,630
eBay Inc.*	56,816	1,885,723
Fiserv Inc.*	31,621	1,754,649
Google Inc.- CL A*	1,770	1,223,920
Linear Technology Corp.	54,674	1,740,273
Microsoft Corp.	63,239	2,251,308
Yahoo! Inc.*	48,050	1,117,643

TOTAL COMMON STOCKS (Cost $53,279,422)		$55,332,909

REPURCHASE AGREEMENT: 0.3% of net assets With U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/02/08, collateralized by $172,387 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $169,029 (Cost $169,000).		169,000

TOTAL INVESTMENTS: 99.1% of net assets (Cost $53,448,422)		$55,501,909

CASH AND RECEIVABLES LESS LIABILITIES: 0.9% of net assets		489,168

NET ASSETS: 100%		$55,991,077

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

12 Annual Report December 31, 2007

Madison Mosaic Equity Trust December 31, 2007

Balanced Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 60.2% of net assets

CONSUMER DISCRETIONARY: 7.9%
Best Buy Co., Inc.	6,385	$336,170
Kohl's Corp. *	4,555	208,619
McDonald's Corp.	3,035	178,792
Staples Inc.	6,265	144,534
Target Corp.	4,485	224,250

CONSUMER STAPLES: 4.3%
Coca-Cola Co.	4,775	293,042
Walgreen Co.	7,830	298,166

FINANCIAL SERVICES: 6.0%
Capital One Financial Corp.	3,780	178,643
Citigroup Inc.	5,930	174,579
Synovus Financial Corp.	8,325	200,466
Wells Fargo & Co.	9,260	279,559

HEALTH CARE: 13.5%
Charles River Laboratories, Inc.*	2,960	194,768
Johnson & Johnson	4,590	306,153
Medtronic Inc.	6,350	319,215
Novartis AG - ADR	6,510	353,558
Pharmaceutical Product Development, Inc.	4,395	177,426
UnitedHealth Group	5,640	328,248
Zimmer Holdings Inc.*	2,681	177,348

INDUSTRIAL: 9.0%
3M Company	3,695	311,562
Dover Corp.	5,915	272,622
General Electric Co.	10,952	405,991
United Parcel Service - CL B	3,625	256,360

INSURANCE: 3.6%
Aflac Inc.	3,205	200,729
Berkshire Hathaway Inc.- CL B*	64	303,104

MEDIA & ENTERTAINMENT: 2.1%
Comcast Corp. - Special CL A*	15,937	288,778

TECHNOLOGY: 13.8%
Cisco Systems, Inc.*	14,050	380,334
eBay Inc.*	8,695	288,587
Fiserv Inc.*	4,840	268,572
Google Inc. CL A*	264	182,551
Linear Technology Corp.	8,310	264,507
Microsoft Corp.	9,690	344,964
Yahoo! Inc.*	7,365	171,310

TOTAL COMMON STOCKS (Cost $7,624,857)		$8,313,507

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 37.3% of net assets

CORPORATE OBLIGATIONS: 15.3%
BANKS: 0.9%
Wachovia Corp., 5.25%, 8/1/14	$125,000	$122,385

CONSUMER GOODS: 2.2%
Costco Wholesale Corp., 5.3%, 3/15/12	100,000	102,733
Wal-Mart Stores, Inc. 4.75%, 8/15/10	200,000	202,910

CONSUMER STAPLES: 0.7%
Kraft Foods, Inc., 5.625%, 11/1/11	100,000	102,355

ENERGY: 1.2%
Valero Energy Corp., 6.875%, 4/15/12	150,000	160,206

FINANCIALS: 3.9%
American Express, 4.875%, 7/15/13	150,000	149,104
Goldman Sachs, 7.35%, 10/1/09	180,000	188,129
International Lease Finance, 4.875%, 9/1/10	200,000	199,397

HEALTH CARE: 1.4%
UnitedHealth Group, 5%, 8/15/14	200,000	193,850

MEDIA & ENTERTAINMENT: 1.5%
Comcast Cable, 6.2%, 11/15/08	200,000	201,670

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 13

Balanced Fund Portfolio of Investments December 31, 2007 (concluded)

TECHNOLOGY: 0.7%
Cisco Systems, Inc., 5.25%, 2/22/11	100,000	102,599

TELECOMMUNICATIONS: 2.8%
AT & T Broadband, 8.375%, 3/15/13	200,000	224,616
Verizon New England, 6.5%, 9/15/11	150,000	157,630

US TREASURY & AGENCY OBLIGATIONS: 22.0%
Fannie Mae, 3.25%, 8/15/08	400,000	397,445
Fannie Mae, 6.625%, 11/15/10	200,000	216,386
Fannie Mae, 4.875%, 5/18/12	150,000	156,007
Fannie Mae, 4.625%, 10/15/13	125,000	128,836
Federal Home Loan Bank, 4.375%, 9/17/10	300,000	306,018
Federal Home Loan Bank, 5.5%, 8/13/14	150,000	161,900
Freddie Mac, 4.875%, 11/15/13	150,000	156,609
US Treasury Note, 4%, 3/15/10	550,000	561,473
US Treasury Note, 5.125%, 6/30/11	480,000	510,113
US Treasury Note, 4%, 11/15/12	75,000	77,045
US Treasury Note, 4%, 2/15/14	200,000	204,391
US Treasury Note, 4.5%, 5/15/17	150,000	155,519

TOTAL DEBT INSTRUMENTS (Cost $5,022,495)		$5,139,326

		VALUE
REPURCHASE AGREEMENT: 1.8% of net assets With U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $250,931 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $246,042 (Cost $246,000).		246,000

TOTAL INVESTMENTS: 99.3% of net assets (Cost $12,893,352)		$13,698,833

CASH AND RECEIVABLES LESS LIABILITIES: 0.7% of net assets		100,798

NET ASSETS: 100%		$13,799,631

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

14 Annual Report December 31, 2007

Madison Mosaic Equity Trust December 31, 2007

Foresight Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 95.4% of net assets

BANKS: 4.8%
Capital One Financial Corp.	1,235	$58,366
State Street Corp.	1,000	81,200
Synovus Financial Corp.	3,215	77,417

CONSUMER DISCRETIONARY: 7.6%
Best Buy Co., Inc.	1,300	68,445
Kohl's Corp.*	1,450	66,410
McDonald's Corp.	850	50,073
O'Reilly Automotive, Inc.*	1,250	40,538
Staples Inc.	2,000	46,140
Target Corp.	1,400	70,000

CONSUMER STAPLES: 9.6%
Clorox Co.	1,275	83,092
Coca-Cola Co.	1,345	82,543
PepsiCo, Inc.	700	53,130
Procter & Gamble	1,100	80,762
Walgreen Co.	2,325	88,536
Wal-Mart Stores Inc.	900	42,777

ENERGY: 12.0%
ATP Oil & Gas*	1,000	50,540
Chevron Corp.	1,250	116,662
ConocoPhillips Inc.	1,275	112,582
Exxon Mobil Corp.	1,420	133,040
Schlumberger Ltd	845	83,123
Unit Corp.*	1,000	46,250

FINANCIAL SERVICES: 5.9%
Affiliated Managers Group, Inc.*	500	58,730
Brookfield Asset Management Inc.	1,500	53,505
Citigroup Inc.	2,250	66,240
Wells Fargo & Co.	2,925	88,306

HEALTH CARE: 12.4%
Charles River Laboratories, Inc.*	850	55,930
Genzyme Corp.*	780	58,063
Johnson & Johnson	700	46,690
Medtronic, Inc.	1,720	86,465
Novartis AG - ADR	2,130	115,680
Pharmaceutical Product Development, Inc.	1,335	53,894
UnitedHealth Group	1,650	96,030
Zimmer Holdings Inc.*	667	44,122

INDUSTRIAL: 10.6%
3M Company	1,325	111,724
Dover Corp.	1,340	61,761
General Electric Co.	3,765	139,568
Illinois Tool Works	1,620	86,735
United Parcel Service - CL B	1,125	79,560

INSURANCE: 7.1%
Aflac Inc.	1,080	67,640
American International Group, Inc.	1,150	67,045
Berkshire Hathaway Inc.- CL B*	25	118,400
Markel Corp.*	135	66,298

MATERIALS: 2.5%
Ball Corp.	1,225	55,125
Valspar Corp.	2,500	56,350

MEDIA & ENTERTAINMENT: 1.3%
Comcast Corp. - Special CL A*	3,232	58,564

TECHNOLOGY: 15.5%
Cisco Systems, Inc.*	5,400	146,178
eBay Inc.*	2,735	90,775
Fiserv Inc.*	1,240	68,808
Google Inc. - CL A*	73	50,478
International Business Machines Corp.	550	59,455
Linear Technology Corp.	2,500	79,575
Microsoft Corp.	3,715	132,254
Yahoo! Inc.*	3,000	69,780

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 15

Foresight Fund Portfolio of Investments December 31, 2007 (concluded)

TELECOMMUNICATIONS: 3.6%
AT & T	2,000	83,120
America Movil-ADR	1,280	78,579

UTILITIES: 2.5%
Integrys Energy Group, Inc.	2,155	$111,392

TOTAL COMMON STOCKS (Cost $3,933,080)		$4,294,445

REPURCHASE AGREEMENT: 4.3% of net assetsWith U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $196,869 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $193,033 (Cost $193,000).		193,000

TOTAL INVESTMENTS: 99.7% of net assets (Cost $4,126,080)		$4,487,445

CASH AND RECEIVABLES LESS LIABILITIES: 0.3% of net assets		11,771

NET ASSETS: 100%		$4,499,216

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

16 Annual Report December 31, 2007

Mid-Cap Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 96.2% of net assets

BANKS: 3.5%
Synovus Financial Corp.	211,437	$5,091,403

CONSUMER DISCRETIONARY: 12.4%
Cabela's Inc. - CL A*	217,549	3,278,463
CarMax Inc.*	224,274	4,429,411
Mohawk Industries Inc.*	55,490	4,128,456
O'Reilly Automotive, Inc.*	91,728	2,974,739
Tiffany & Company	72,863	3,353,884

CONSUMER STAPLES: 3.5%
Clorox Co.	79,834	5,202,782

ENERGY: 5.2%
ATP Oil & Gas Corp.*	75,408	3,811,120
Unit Corp.*	81,120	3,751,800

FINANCIAL SERVICES: 8.2%
Brookfield Asset Management Inc.	179,886	6,416,534
SEI Investments Co.	173,929	5,595,296

HEALTH CARE: 15.1%
Charles River Laboratories, Inc.*	76,220	5,015,276
Coventry Health Care, Inc.*	80,473	4,768,025
Laboratory Corp of America Holdings*	56,559	4,271,901
Patterson Companies, Inc.*	139,887	4,749,164
Techne Corp.*	50,559	3,339,422

INDUSTRIAL: 13.9%
Autoliv Inc.	61,436	3,238,291
Dover Corp.	84,085	3,875,478
Iron Mountain*	179,282	6,637,020
URS Corp.	50,815	2,760,779
Waste Management, Inc.	116,530	3,807,035

INSURANCE: 12.0%
Brown & Brown, Inc.	172,242	4,047,687
Markel Corp.*	14,336	7,040,409
OdysseyRe Holdings Corp.	55,630	2,042,177
White Mountains Insurance Group	8,533	4,386,389

MATERIALS: 4.2%
IDEX	61,070	2,206,459
Martin Marietta Materials	29,553	3,918,728

MEDIA & ENTERTAINMENT: 6.5%
International Game Technology	100,094	4,397,129
Liberty Global Inc. - Series C*	139,300	5,096,987

TECHNOLOGY: 11.7%
Broadridge Financial Solutions	160,639	3,603,133
Fiserv Inc.*	78,586	4,360,737
FLIR Systems Inc.*	44,742	1,400,425
Linear Technology Corp.	116,524	3,708,959
Zebra Technologies Corp. - CL A*	117,168	4,065,730

TOTAL COMMON STOCKS (Cost $123,689,826)		$140,771,228

REPURCHASE AGREEMENT: 4.9% of net assetsWith U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $7,288,217 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $7,146,231 (Cost $7,145,000).		7,145,000

TOTAL INVESTMENTS: 101.1% of net assets (Cost $130,834,826)		$147,916,228

LIABILITIES LESS CASH AND RECEIVABLES: (1.1)% of net assets		(1,538,598)

NET ASSETS: 100%		$146,377,630

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 17

Madison Mosaic Equity Trust December 31, 2007

Statements of Assets and Liabilities

	Investors Fund	Balanced Fund	Foresight Fund	Mid-Cap Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$55,332,909	$13,452,833	$4,294,445	$140,771,228
Repurchase agreements	169,000	246,000	193,000	7,145,000
Total investments*	55,501,909	13,698,833	4,487,445	147,916,228
Cash	371	28	866	502
Receivables
Investment securities sold	694,270	95,832	--	--
Dividends and interest	56,743	70,078	3,926	78,540
Capital shares sold	15,891	2,511	18,936	446,046
Total assets	56,269,184	13,867,282	4,511,173	148,441,316

LIABILITIES
Payables
Investment securities purchased	--	--	--	521,914
Dividends	--	53,532	5,749	--
Capital shares redeemed	265,716	10,744	4,233	1,529,397
Independent trustee fees	3,875	875	375	3,875
Auditor fees	7,700	2,500	1,600	8,500
Other fees	816	--	--	--
Total liabilities	278,107	67,651	11,957	2,063,686

NET ASSETS	$55,991,077	$13,799,631	$4,499,216	$146,377,630

Net assets consists of:
Paid in capital	$52,090,786	$12,553,019	$4,082,239	$124,181,583
Accumulated net realized gains	1,846,804	441,131	55,612	5,114,645
Net unrealized appreciation on investments	2,053,487	805,481	361,365	17,081,402
Net Assets	$55,991,077	$13,799,631	$4,499,216	$146,377,630

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 7)	3,036,208	783,244	326,426	11,376,963

NET ASSET VALUE PER SHARE	$18.44	$17.62	$13.78	$12.87

*INVESTMENT SECURITIES, AT COST	$53,448,422	$12,893,352	$4,126,080	$130,834,826

The Notes to Financial Statements are an integral part of these statements.

18 Annual Report December 31, 2007

Madison Mosaic Equty Trust

Statements of Operations

For the year ended December 31, 2007

	Investors Fund	Balanced Fund	Foresight Fund	Mid-Cap Fund
INVESTMENT INCOME (Note 1)
Interest income	$530,947	$263,414	$10,156	$572,115
Dividend income	2,198,567	140,140	63,398	1,048,557
Other income	2,010	--	--	859
Total investment income	2,731,524	403,554	73,554	1,621,531

EXPENSES (Notes 3 and 5)
Investment advisory fees	1,102,772	112,390	32,971	1,132,103
Other expenses:
Service agreement fees	348,005	61,440	17,145	723,951
Independent trustee fees	15,500	3,500	1,500	15,500
Auditor fees	17,000	5,500	3,500	19,000
Other fees	6,842	250	250	753
Total other expenses	387,347	70,690	22,395	759,204
Total expenses	1,490,119	183,080	55,366	1,891,307

NET INVESTMENT INCOME (LOSS)	1,241,405	220,474	18,188	(269,776)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	13,032,510	1,004,513	472,074	17,415,605
Change in unrealized appreciation of investments	(17,737,016)	(903,900)	(103,795)	(6,395,270)

NET GAIN (LOSS) ON INVESTMENTS	(4,704,506)	100,613	368,279	11,020,335

TOTAL INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,463,101)	$321,087	$386,467	$10,750,559

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 19

Madison Mosaic Equity Trust

Statements of Changes in Net Assets

For the period indicated

	Investors Fund		Balanced Fund
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$1,241,405	$741,396	$220,474	$203,858
Net realized gain on investments	13,032,510	8,530,636	1,004,513	716,180
Net unrealized appreciation (depreciation) on investments	(17,737,016)	11,260,609	(903,900)	943,368
Total increase (decrease) in net assets resulting from operations	(3,463,101)	20,532,641	321,087	1,863,406

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,241,405)	(779,092)	(220,474)	(203,858)
From net capital gains	(11,698,835)	(10,320,298)	(670,949)	(717,960)
Total distributions	(12,940,240)	(11,099,390)	(891,423)	(921,818)

CAPITAL SHARE TRANSACTIONS (Note 7)	(104,467,045)	37,089,080	(1,896,987)	(2,188,704)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,870,386)	46,522,331	(2,467,323)	(1,247,116)

NET ASSETS
Beginning of period	$176,861,463	$130,339,132	$16,266,954	$17,514,070
End of period	$55,991,077	$176,861,463	$13,799,631	$16,266,954

The Notes to Financial Statements are an integral part of these statements.

20 Annual Report December 31, 2007

Statements of Changes in Net Assets (concluded)

	Foresight Fund		Mid-Cap Fund
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$18,188	$20,281	$(269,776)	$(252,938)
Net realized gain on investments	472,074	150,988	17,415,605	7,043,965
Net unrealized appreciation (depreciation) on investments	(103,795)	431,947	(6,395,270)	14,972,935
Total increase in net assets resulting from operations	386,467	603,216	10,750,559	21,763,962

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(18,188)	(20,281)	--	--
From net capital gains	(439,180)	(163,253)	(13,693,126)	(9,583,675)
Total distributions	(457,368)	(183,534)	(13,693,126)	(9,583,675)

CAPITAL SHARE TRANSACTIONS (Note 7)	488,661	53,416	2,198,400	(11,324,454)

TOTAL INCREASE (DECREASE) IN NET ASSETS	417,760	473,098	(744,167)	855,833

NET ASSETS
Beginning of period	$4,081,456	$3,608,358	$147,121,797	$146,265,964
End of period	$4,499,216	$4,081,456	$146,377,630	$147,121,797

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 21

Madison Mosaic Equity Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$20.57	$18.81	$20.82	$18.79	$15.42
Investment operations:
Net investment income	0.20	0.09	0.06	0.13	0.04
Net realized and unrealized gain (loss) on investments	(0.21)	3.02	(0.62)	2.03	3.37
Total from investment operations	(0.01)	3.11	(0.56)	2.16	3.41
Less distributions:
From net investment income	(0.20)	(0.09)	(0.06)	(0.13)	(0.04)
From net capital gains	(1.92)	(1.26)	(1.39)	--	--
Total distributions	(2.12)	(1.35)	(1.45)	(0.13)	(0.04)
Net asset value, end of year	$18.44	$20.57	$18.81	$20.82	$18.79
Total return (%)	(0.18)	16.55	(2.81)	11.49	22.14
Ratios and supplemental data
Net assets, end of year (in thousands)	$55,991	$176,861	$130,339	$164,121	$124,963
Ratio of expenses to average net assets (%)	0.94	0.95	0.94	0.88	0.88
Ratio of net investment income to average net assets (%)	0.78	0.55	0.29	0.70	0.27
Portfolio turnover (%)	51	52	41	40	29

BALANCED FUND

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$18.39	$17.40	$19.51	$18.22	$15.98
Investment operations:
Net investment income	0.28	0.23	0.18	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.13	1.84	(0.60)	1.29	2.24
Total from investment operations	0.41	2.07	(0.42)	1.49	2.43
Less distributions:
From net investment income	(0.28)	(0.23)	(0.18)	(0.20)	(0.19)
From net capital gains	(0.90)	(0.85)	(1.51)	--	--
Total distributions	(1.18)	(1.08)	(1.69)	(0.20)	(0.19)
Net asset value, end of year	$17.62	$18.39	$17.40	$19.51	$18.22
Total return (%)	2.24	11.96	(2.16)	8.19	15.29
Ratios and supplemental data
Net assets, end of year (in thousands)	$13,800	$16,267	$17,514	$26,398	$24,411
Ratio of expenses to average net assets (%)	1.22	1.22	1.21	1.20	1.20
Ratio of net investment income to average net assets (%)	1.47	1.24	0.88	1.06	1.01
Portfolio turnover (%)	42	35	34	38	43

The Notes to Financial Statements are an integral part of these statements.

22 Annual Report December 31, 2007

Financial Highlights (concluded)

Selected data for a share outstanding for the periods indicated.

FORESIGHT FUND

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value beginning of year	$14.07	$12.61	$13.38	$12.59	$10.79
Investment operations:
Net investment income	0.06	0.07	0.03	0.07	0.01
Net realized and unrealized gain (loss) on investments	1.21	2.05	(0.35)	0.79	1.80
Total from investment operations	1.27	2.12	(0.32)	0.86	1.81
Less distributions:
From net investment income	(0.06)	(0.07)	(0.03)	(0.07)	(0.01)
From net capital gains	(1.50)	(0.59)	(0.42)	--	--
Total distributions	(1.56)	(0.66)	(0.45)	(0.07)	(0.01)
Net asset value, end of year	$13.78	$14.07	$12.61	$13.38	$12.59
Total return (%)	9.05	16.83	(2.34)	6.83	16.73
Ratios and supplemental data
Net assets, end of year (in thousands)	$4,499	$4,081	$3,608	$4,789	$4,741
Ratio of expenses to average net assets (%)	1.26	1.27	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.41	0.54	0.24	0.54	0.04
Portfolio turnover (%)	70	54	122	39	7

MID-CAP FUND

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value beginning of year	$13.04	$11.99	$12.52	$11.06	$8.69
Investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.05)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.15	1.98	0.12	2.10	2.51
Total from investment operations	1.13	1.96	0.07	2.09	2.48
Less distributions from net capital gains	(1.30)	(0.91)	(0.60)	(0.63)	(0.11)
Net asset value, end of year	$12.87	$13.04	$11.99	$12.52	$11.06
Total return (%)	8.62	16.32	0.55	18.90	28.53
Ratios and supplemental data
Net assets, end of year (in thousands)	$146,378	$147,122	$146,266	$115,809	$54,675
Ratio of expenses to average net assets (%)	1.25	1.25	1.25	1.24	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.18)	(0.37)	(0.09)	(0.44)
Portfolio turnover (%)	43	47	46	38	25

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 23

Madison Mosaic Equity Trust

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. This report contains information about four separate funds (the "Funds"): the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus for the Funds. A fifth Trust portfolio, available to certain institutional investors (as defined in the portfolio's prospectus) presents its financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2007 and 2006 were as follows:

	2007	2006
Investors Fund:
Distributions paid from:
Ordinary income	$1,241,405	$779,092
Short-term capital gains	577,431	39,328
Long-term capital gains	11,121,404	10,280,970
Balanced Fund:
Distributions paid from:
Ordinary income	$220,474	$203,858
Short-term capital gains	109,880	--
Long-term capital gains	561,069	717,960
Foresight Fund:
Distributions paid from:
Ordinary income	$18,188	$20,281
Short-term capital gains	193,322	69,201
Long-term capital gains	245,858	94,052
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$2,056,124	$2,809,939
Long-term capital gains	11,637,002	6,773,736

The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund designate 100%, 48%, 26% and 36%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Accumulated net realized gains	$1,846,804
Net unrealized appreciation on investments	2,053,487
$3,900,291

24 Annual Report December 31, 2007

Notes to Financial Statements (continued)

Balanced Fund:
Accumulated net realized gains	$442,078
Net unrealized appreciation on investments	804,534
$1,246,612
Foresight Fund:
Accumulated net realized gains	$55,612
Net unrealized appreciation on investments	361,365
$416,977
Mid-Cap Fund:
Accumulated net realized gains	$5,114,645
Net unrealized appreciation on investments	17,081,402
$22,196,047

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes," on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the year ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of December 31, 2007, capital loss carryovers available to offset future capital gains for federal income tax purposes is $130,741 for the Investors Fund expiring December 31, 2010. This loss was acquired through its merger with Mosaic Focus Fund on July 1, 2002 and is subject to certain limitations.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. In the Mid-Cap Fund, a permanent book and tax difference relating to short-term capital gains in the amount of $269,776 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

Also in the Investors and Mid-Cap Funds, a permanent book and tax difference relating to realized gains on a redemption in kind not recognized for tax purposes resulted in a decrease in undistributed net realized gains of $3,754,709 and $2,017,427, respectively, with a corresponding increase in paid in surplus.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances

Madison Mosaic Equity Trust 25

Notes to Financial Statements (continued)

into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2007, the Investors Fund had approximately a 1.7% interest, the Balanced Fund approximately a 2.5% interest, the Foresight Fund approximately a 1.9% interest and the Mid-Cap Fund approximately a 71.9% interest in the consolidated repurchase agreement of $9,933,000 collateralized by $10,132,100 in United States Treasury Notes. Proceeds at maturity were $9,934,711.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$74,046,144	$177,831,298
Balanced Fund:
U. S. Gov't Securities	$1,244,246	$927,133
Other	$4,894,225	$7,548,020
Foresight Fund:
U. S. Gov't Securities	--	--
Other	$2,940,264	$3,006,717
Mid-Cap Fund:
U. S. Gov't Securities	--	--
Other	$59,563,623	$69,404,472

Included in proceeds of sales for the Investors and Mid-Cap Funds is $58,592,578 and $10,254,528, respectively representing the value of securities distributed as in-kind payment of redemptions.

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.41% for the Balanced Fund and 0.39% for the Foresight Fund. For the Investors Fund, this fee is 0.23% on the first $100 million and 0.20% on all assets greater than $100 million. For the Mid-Cap Fund, this fee is 0.48% on the first $150 million and 0.45% on all assets greater than $150 million.

The Funds pay the expenses of the Funds' Independent Trustees directly. For the year ended December 31, 2007, these fees were $15,500, $3,500, $1,500 and $15,500 for the Investors, Balanced, Foresight and Mid-Cap Funds, respectively.

The Funds also pay the expenses of the Funds' Independent auditors directly. For the year ended December 31, 2007, the amounts accrued for these fees were $17,000, $5,500, $3,500 and $19,000 for the Investors, Balanced, Foresight and Mid-Cap Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2007:

	Investors Fund	Balanced Fund	Foresight Fund	Mid-Cap Fund
Aggregate Cost	$53,448,422	$12,893,352	$4,126,080	$130,834,826
Gross unrealized appreciation	5,144,264	1,195,628	514,738	19,971,111
Gross unrealized depreciation	(3,090,777)	(391,094)	(153,373)	(2,889,709)
Net unrealized appreciation	$2,053,487	$804,534	$361,365	$17,081,402

26 Annual Report December 31, 2007

Notes to Financial Statements (continued)

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2007	2006
In Dollars
Shares purchased	$31,582,221	$68,763,275
Shares issued in reinvestment of dividends	12,701,345	10,896,065
Total shares issued	44,283,566	79,659,340
Shares redeemed	(152,505,320)	(42,570,260)
Net increase (decrease)	$(108,221,754)	$37,089,080

In Shares
Shares purchased	1,538,636	3,277,120
Shares issued in reinvestment of dividends	681,403	530,222
Total shares issued	2,220,039	3,807,342
Shares redeemed	(7,783,321)	(2,138,503)
Net increase (decrease)	(5,563,282)	1,668,839

	Year Ended December 31,
Balanced Fund	2007	2006
In Dollars
Shares purchased	$555,770	$511,262
Shares issued in reinvestment of dividends	824,152	857,035
Total shares issued	1,379,922	1,368,297
Shares redeemed	(3,276,909)	(3,557,001)
Net decrease	$(1,896,987)	$(2,188,704)

In Shares
Shares purchased	30,207	28,463
Shares issued in reinvestment of dividends	46,433	46,763
Total shares issued	76,640	75,226
Shares redeemed	(177,745)	(197,376)
Net decrease	(101,105)	(122,150)

	Year Ended December 31,
Foresight Fund	2007	2006
In Dollars
Shares purchased	$482,409	$483,161
Shares issued in reinvestment of dividends	451,618	180,907
Total shares issued	934,027	664,068
Shares redeemed	(445,366)	(610,652)
Net increase	$488,661	$53,416

In Shares
Shares purchased	33,375	37,282
Shares issued in reinvestment of dividends	32,773	12,858
Total shares issued	66,148	50,140
Shares redeemed	(29,752)	(46,397)
Net increase	36,396	3,743

	Year Ended December 31,
Mid-Cap Fund	2007	2006
In Dollars
Shares purchased	$35,218,979	$32,552,828
Shares issued in reinvestment of dividends	13,100,835	9,402,993
Total shares issued	48,319,814	41,955,821
Shares redeemed	(48,138,841)	(53,280,275)
Net increase (decrease)	$180,973	$(11,324,454)

In Shares
Shares purchased	2,563,622	2,566,945
Shares issued in reinvestment of dividends	1,013,996	721,642
Total shares issued	3,577,618	3,288,587
Shares redeemed	(3,483,433)	(4,208,594)
Net increase (decrease)	94,185	(920,007)

In addition, for the Investors and Mid-Cap funds, gains associated with a redemption of securities in kind in the amounts of $3,754,709 and $2,017,427, respectively were credited to paid in surplus as a capital adjustment.

8. Line of Credit. The Investors Fund, Balanced Fund, Foresight Fund and Mid-Cap Fund have lines of credit of $35 million, $4 million, $1 million and $35 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal

Madison Mosaic Equity Trust 27

Notes to Financial Statements (continued)

to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2007, the Balanced and Foresight Funds did not borrow on their respective lines of credit. The Investors Fund had total draws during the year of $13,665,000 with interest paid on those draws of $6,592. The Mid-Cap Fund had total draws during the year of $862,000 with interest paid on those draws of $503, respectively. The Investors Fund owed $816 and the Mid-Cap Fund had repaid in full its line of credit as of December 31, 2007.

9. New Accounting Pronouncement. On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

In February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (FAS "159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes penetration and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management believes the adoption of FAS 159 will have no material impact on the financial statements of the Funds.

Fund Expenses

Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2007 and held for the six-months ended December 31, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

28 Annual Report December 31, 2007

Notes to Financial Statements (concluded)

Based on Actual Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Investors Fund	$1,000.00	$982.95	0.94%	$4.69
Balanced Fund	$1,000.00	$1,008.70	1.22%	$6.19
Mid-Cap Fund	$1,000.00	$987.02	1.25%	$6.24
Foresight Fund	$1,000.00	$1,018.80	1.26%	$6.43
[1]For the six-months ended December 31, 2007.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table on the next page titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other Funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Investors Fund	$1,000.00	$1,025.47	0.94%	$4.79
Balanced Fund	$1,000.00	$1,025.47	1.22%	$6.24
Mid-Cap Fund	$1,000.00	$1,025.47	1.25%	$6.40
Foresight Fund	$1,000.00	$1,025.47	1.26%	$6.43
[1]For the six-months ended December 31, 2007.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Madison Mosaic Equity Trust 29

Madison Mosaic Equity Trust December 31, 2007

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc..

Interested Trustee*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Capitol Bank, FSB; Santa Barbara Community Bancorp, Inc.

Officers*

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

30 Annual Report December 31, 2007

Management Information (concluded)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for the Advisor, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities for the period ended June 30, 2007 is available. These policies and voting information are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Madison Mosaic Equity Trust 31

Discussion of Contract Renewal (Unaudited)

The Trustees considered a number of factors when the Board most recently approved the advisory contract between us and the Trust in July 2007. Rather than providing you with a list of factors or conclusory statements that explained the Board's decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust's Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the biographies and tenure of the personnel involved in fund management. They recognized the wide array of investment professionals employed by the firm. Representatives of the Advisor discussed the firm's ongoing investment philosophies and strategies intended to provide superior performance consistent with each funds' investment objectives under various market scenarios. The Trustees also noted their familiarity with the Advisor due to the Advisor's history of providing advisory services to the Madison Mosaic family of investment companies.

The Board also discussed with the Advisor the quality of services provided to the Trusts by the transfer agent, US Bancorp Fund Services, LLC. The Advisor reported that the transfer agent has routinely ranked at or near the top in customer service surveys for third party transfer agents.

With regard to the investment performance of each fund and the investment advisor, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices.

In particular, the Board recognized that the core equity philosophy of the firm to "participate and protect" (with the intent of participating in market rallies and protecting shareholder value during market declines) can result in underperformance when more risky securities and cyclical sectors are in favor. The Advisor explained that it was unwilling to change its established investment discipline or long-term investment philosophy to react to short-term market trends since such action would, in the Advisor's belief, be detrimental to shareholders over time and contrary to stated investment objectives and policies. The Advisor explained that in the short-term, the equity markets were being led by low quality securities and securities in the more cyclical energy and materials sectors, none of which represented the types of securities that the investment policies of Madison Mosaic Equity Trust's Investors, Mid-Cap and Balanced Funds contemplate purchasing for such funds. The Board recognized that the sector neutral Foresight Fund's outperformance in relation to the Investors and equity portion of the Balanced Fund reflected this aspect of the current markets. The Board also recognized that strong stock selection in the Mid-Cap Fund had resulted in competitive performance by that series of the Trust despite current market trends that were not favoring the Advisor's investment style.

In the course of the Board's discussion with the Advisor regarding fund performance, the Advisor expressed its belief to the Board that the equity markets should soon see a change in leadership to the types of stocks owned by Madison Mosaic and emphasized investor focus on the longer term. The Advisor explained that, in its view, the markets appeared to be pricing risk into securities valuations which could make the more speculative and takeover target stocks of the type the Trust does not invest less appealing. Although past performance does not predict future results, the Advisor discussed how Madison Mosaic's Equity portfolios did not change their sector allocation during the technology bubble of 1999 - 2000 and, as a result, Equity Trust shareholders were rewarded in the long-term. Similarly, the Advisor did not and does not intend to change its sector allocation to chase short-term energy and materials sector or low-quality stock performance under current market conditions.

The Board engaged in a comprehensive discussion of fund performance and market conditions. This included the Board's comparison of the performance of a variety of funds with that of the Advisor's separately managed account composites. Representatives of the Advisor discussed the Advisor's methodology for arriving at the peer groups and indices used for performance comparisons. The Board reviewed both short-term and long-term standardized performance, i.e. one, five and ten year (or since inception) average annual total returns for each fund and comparable funds, as well as standardized yields for fixed income funds.

With regard to the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with each fund, the Board reviewed the expense ratios for each Madison Mosaic fund compared with funds with similar investment objectives and of similar size. The Board reviewed such comparisons based on a variety of peer group comparisons from data extracted from industry databases including comparison to funds with similar investment objectives based on their broad asset category and total asset size, as well as from data provided directly by funds that most resembled each Trust portfolio's asset size and investment objective for the last year. Representatives of the Advisor discussed the objective manner by which Madison Mosaic fees were compared to fees in the industry.

As in past years, the Trustees recognized that each Madison Mosaic fund's fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the each particular fund (i.e. a single advisory and a single services fee, with only the fixed fees of the Independent Trustees and auditors paid separately). As such, the Board focused its attention on the total expense ratios paid by other funds of similar size and category when considering the individual components of the expense ratios. The Board also recognized that investors are often required to pay distribution fees (loads) over and above the amounts identified in the expense ratio comparison reviewed by the Board, whereas no such fees are paid by Madison Mosaic shareholders.

32 Annual Report December 31, 2007

The Trustees sought to ensure that fees were adequate so that the Advisor did not neglect its management responsibilities for the Madison Mosaic investment companies in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Advisor was not unreasonably high. With these considerations in mind, the Board compared the Advisor's fee schedule for separately managed accounts with the fees paid by Madison Mosaic fund accounts. The Trustees recognized that the Advisor provides vastly more services to the Trusts than it does for separately managed accounts. The Board also reviewed materials demonstrating that although the Advisor is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreements with each Madison Mosaic Trust, such compensation generally does not cover all costs due to the relatively small size of the funds in the Madison Mosaic family. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Advisor from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the trusts' total expense ratios compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Trustees recognized that Madison Mosaic Funds are to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Advisor who served as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trusts alone. However, although Madison Mosaic represented approximately $400 million out of the approximately $8 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Madison Mosaic Trusts are profitable to the Advisor because such salaries and fixed costs are already paid from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, was approximately $10 billion at the time of the meeting. As a result, although the fees paid by the Trust at its present size might not be sufficient to profitably support a stand alone mutual fund complex, they are reasonably profitable to the Advisor as part of its larger, diversified organization. The Trustees also recognized that Madison Mosaic's reputation benefited the Advisor's reputation in attracting separately managed accounts and other investment advisory business. In sum, the Trustees recognized that Madison Mosaic Funds are important to the Advisor, are managed with the attention given to other firm clients and are not treated as "loss leaders."

As part of the Board's review of the costs of services and the profits to be realized by the Advisor, the Board considered the reasonableness and propriety of the securities research and any so-called "soft dollar" benefits that the Advisor receives in connection with brokerage transactions on behalf of Madison Mosaic investment companies.

With regard to the extent to which economies of scale would be realized as a fund grows, the Trustees recognized that Madison Mosaic Funds, both individually and as a complex, remain small and that economies of scale would likely be addressed after funds see assets grow significantly beyond their current levels. In light of their size, the Trustees noted that at current asset levels, it was premature to discuss economies of scale for any funds other than the Investors Fund, which had already adopted a break-point schedule for assets in excess of $100 million that adequately reflects its economies of scale, and the Mid-Cap Fund, with a break-point schedule for assets in excess of $150 million.

Finally, the Board reviewed the role of Mosaic Funds Distributor, LLC. They noted that the Advisor pays all distribution expenses of Madison Mosaic Funds because the Trusts do not pay distribution fees. Such expenses include FINRA regulatory fees and "bluesky" fees charged by state governments in order to permit the funds to be offered in the various United States jurisdictions.

Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that our contract should be renewed for another year.

Madison Mosaic Equity Trust 33

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

(Madison Mosaic logo)

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Annual Report

December 31, 2007

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MADOX - Madison Institutional Equity Option Fund

Table of Contents

Management's Discussion of Fund Performance	1
Report of Independent Registered Public Accounting Firm	4
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Management Information	15

Annual Report - December 31, 2007

MADOX - Madison Institutional Equity Option Fund

Management's Discussion of Fund Performance

Madison Institutional Equity Option Fund ("Madox" or the "Fund") commenced operations on March 31, 2006, offering institutional options writing management and personal service to its shareholders. The Fund's objective is to achieve consistent long-term returns that compare favorably with stock market averages, but with downside protection, meaningful income production, and considerably less volatility.

The annual period ended December 31, 2007 will probably not be remembered for the new or near highs the major indices hit in July. Instead, the key word for the year will be one familiar to all readers of business publications or viewers of business news: subprime. The credit problems that were under the surface for the first part of the year broke into true crisis proportion by the early fall. Not only did hundreds of thousands of Americans face losing their homes as adjustable-rate mortgages kicked into higher rates, but financial institutions which held securities based on lower-grade mortgages began to hemorrhage losses as the value of these securities plummeted.

A credit crisis was in full effect, as institutions no longer were willing to lend to each other. Investors fled riskier stock investments for more secure ones such as bonds and cash, and these fears were particularly negative for the fortunes of stocks in the Financial and Consumer Discretionary Sectors. Meanwhile, the price of crude oil inched up towards $100 a barrel, and the stocks of energy companies followed suit. By year-end, the fortunes of the best and worst sectors of the stock market were gapping by more than 50%, the kind of return differential last seen during the tech stock boom and bust in 1999 and 2000.

Over the latter part of 2007 the Federal Reserve Board took several steps to avert the crisis, including three rate cuts. While lower rates are historically a positive for stocks, there was considerable overhang from other economic indicators, particularly on the inflation front, as prices of energy and food marched higher. As news, both positive and negative, flooded the market on an almost daily basis, we saw high volatility as investors struggled to digest the news and understand where the economy was headed.

As of December 31, 2007, MADOX held 41 stocks and the Fund's managers wrote options which resulted in $1,857,865 in premiums. The Fund generally writes "out-of-the-money" options, and as of December 31, 2007, 80% of MADOX's 49 outstanding written (sold) stock options were still "out-of-the-money." This should allow the fund to appreciate in price should our equity positions rally.

We are pleased to report that MADOX generated sufficient income in 2007 to return $2.34 per share to our shareholders in dividends by declaring a $1.00 per share dividend in June and a $1.34 per share dividend in November. Dividends during 2007 represented earned net income and long & short term capital gains. For tax purposes, the 2007 distributions did not include any return of capital.

The Fund's NAV (net asset value per share) decreased $3.05 in 2007 from $21.18 to $18.13. This represented a total return of -3.98%, including the reinvestment of dividends.

Since inception, MADOX has paid a total $2.70 per share in dividends and produced a cumulative total return of 3.45%, compared to a 15.96% increase for the CBOE Buy Write ("BXM") Index during the same period. Management feels the fund has lagged the BXM for two primary reasons. First, the Fund predominately invests in high-quality stocks which have been out of favor since the inception of the fund. However, should investors become more risk adverse, we believe high-quality stocks and our Fund will outperform. Secondly, a bifurcated market like the one we had in 2007 negatively impacts our results. The Fund had its fair share of winners in 2007 such as Transocean, Apache, Genzyme, Biogen and Google just to name a few. However, because these stocks moved up so dramatically they were called away from us and we weren't able to fully participate in the upside. At the same time, a number of stocks we held posted significant declines such as Capital

Annual Report - December 31, 2007 - 1

MADOX - Madison Institutional Equity Option Fund - Management's Discussion of Fund Performance - continued

One, Countrywide, Citigroup, MGIC, Home Depot and Lowes. While writing options on these stocks mitigated some of the decline it wasn't enough to avoid losses on these positions. While we have sold or trimmed a few positions, in general we believe many of 2007's "losers" are trading at multiyear lows on a number of valuation metrics and offer our investors significant value. Therefore, we continue to hold the positions and write call options on these positions.

From a sector perspective, the Fund's largest exposure was in the Consumer Discretionary sector, followed by Health Care, Financials and Technology. We continue to remain absent from the Materials and Utilities Sectors.

Madison Asset Management's stock picking strategy involves seeking a portfolio of common stocks that have favorable "PEG" ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" objective, as we look for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our option writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. In addition, we believe our concentration in the Consumer Discretionary and Retail, Technology, Medical Health and Pharmaceutical and Financial sectors provides opportunities for larger premiums than those that would come from other sectors or from writing index options. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Annual Report - December 31, 2007 - 2

MADOX - Madison Institutional Equity Option Fund - Management's Discussion of Fund Performance - concluded

As we line up the positives and negatives for 2008 we see they are fairly evenly balanced, with a slight tilt towards the negative. The positives that are working for the market begin with the Fed in the midst of lowering interest rates. As we saw through the end of 2007, the Fed cuts are no guarantee of an immediate market rally. Although the U.S. economy is slowing, the global economy is still robust, which should continue to support U.S. stocks, particularly the multi-national companies. Another positive is the impact of a lower dollar, which helps many U.S. companies compete globally. On the negative side, housing continues to weigh on the economy and markets. The availability of credit at the end of 2007 remained poor, and this will weigh on the growth rates.

Probably the biggest fear we have is stagflation. This would entail rising inflation driven by higher energy prices and raw material prices while at the same time there is a slowdown in the overall economic growth rate. Stagflation is not generally a good environment for the valuation of either stocks or bonds. Given that backdrop, our holdings dovetail nicely with our outlook, with an emphasis on stocks that can produce earnings in a difficult economy. For some time we've been talking about risk, and how we felt it wasn't being properly weighed in the investment equation. As that changes, and as risk becomes more of a focus, it should benefit our higher-quality, more predictable growth companies. As a result, we are optimistic regarding the prospects of our portfolio, even as we enter what will likely be a volatile and uneven 2008.

Volatility in 2007, as measured by the VIX Index, rose throughout 2007 peaking in November. Since a disproportionate amount of our option writing took place early in 2007 we didn't get the benefit of this higher level of level of volatility. However, on the bright side, this higher level of volatility should allow us to earn greater option premiums going forward, which gives us confidence in our ability to continue to generate attractive dividends for 2008.

TOP TEN STOCK HOLDINGS AS OF
DECEMBER 31, 2007 FOR MADISON
INSTITUTIONAL EQUITY OPTION FUND

% of net assets
UnitedHealth Group	4.42%
Powershares QQQ	3.12%
Starbucks Corp.	3.11%
Capital One Financial Corp.	3.02%
Intuit Inc.	2.96%
American Eagle Outfitters	2.95%
Morgan Stanley & Co.	2.83%
eBay Inc.	2.78%
Bed Bath & Beyond	2.75%
Varian Medical Systems	2.74%

Annual Report - December 31, 2007 - 3

MADOX - Madison Institutional Equity Option Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Institutional Equity Option Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Institutional Equity Option Fund (the "Fund"), as of December 31, 2007 and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from March 31, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the Fund's custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, and the results of its operations for the year then ended and the changes of its net assets and financial highlights for the year then ended and for the period from March 31, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Grant Thornton LLP

Chicago, Illinois
February 13, 2008

Annual Report - December 31, 2007 - 4

MADOX - Madison Institutional Equity Option Fund

Portfolio of Investments - December 31, 2007

Number of Shares		Value
	Common Stocks - 85.6%
	Consumer Discretionary - 21.0%
18,700	American Eagle Outfitters, Inc.	$388,399
12,300	Bed Bath & Beyond*	361,497
1,500	Best Buy Co., Inc.	78,975
5,000	Home Depot, Inc.	134,700
7,800	Kohl's Corp.*	357,240
12,600	Lowe's Companies, Inc.	285,012
10,600	Office Depot, Inc.*	147,446
20,000	Starbucks Corp.*	409,400
6,900	Target Corp.	345,000
10,000	William-Sonoma, Inc.	259,000

	Consumer Services - 10.1%
11,000	eBay Inc.*	365,090
500	Google Inc.- CL A*	345,740
12,300	Intuit Inc.*	388,803
10,000	Yahoo! Inc.*	232,600

	Energy - 2.0%
5,700	Unit Corp.*	263,625

	Exchange -Traded Funds - 3.1%
8,000	Powershares QQQ	409,920

	Financials - 14.9%
3,000	Affiliated Managers Group, Inc.*	352,380
8,400	Capital One Financial Corp.	396,984
9,500	Citigroup Inc.	279,680
10,000	Countrywide Financial Corp.	89,400
1,150	Discover Financial Services	17,342
5,000	MGIC Investment Corp.	112,150
6,200	Merrill Lynch & Co., Inc.	332,816
7,000	Morgan Stanley & Co.	371,770

	Health Care - 19.3%
6,400	Amgen Inc.*	297,216
3,500	Genentech Inc.*	234,745
3,600	Genzyme Corp.*	267,984
20,000	Mylan Inc.*	281,200
14,000	Pfizer, Inc.	318,220
10,000	UnitedHealth Group	582,000
6,900	Varian Medical Systems, Inc.	359,904
3,000	Zimmer Holdings Inc.*	198,450

	Software - 0.4%
3,000	Symantec Corp.*	48,420

	Technology - 14.8%
13,000	Cisco Systems, Inc.*	351,910
10,000	Dell Inc.*	245,100
29,000	Flextronics International Ltd.*	349,740
7,500	Linear Technology Corp.	238,725
4,000	Maxim Integrated Products, Inc.	105,920
20,000	QLogic Corp.*	284,000
7,300	Xilinx, Inc.	159,651
5,900	Zebra Technologies Corp. - CL A*	204,730
	Total Long-Term Investments(Cost $13,271,442)	$11,252,884
	Short-Term Investments - 17.4%
	US Treasury 3.8%
	US Treasury Note, 4.375%, 1/31/08 (Cost $500,549)	500,549
	Repurchase Agreement - 13.6%
	With U.S. Bank National Association issued 12/31/07 at 3.1%, due 1/2/08, collateralized by $1,827,919 in United States Treasury Notes due 9/1/18. Proceeds at maturity are $1,792,309 (Cost $1,792,000).	1,792,000
	Total Investments - 103.0%(Cost $15,563,991)	13,545,433
	Liabilities less cash and other assets - (0.4%)	(48,002)
	Total Call Options Written - (2.5%)	(327,115)
	Total Put Options Written - (0.1%)	(17,167)
	Net Assets - 100%	$13,153,149

*Non-income producing.

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2007 - 5

MADOX - Madison Institutional Equity Option Fund - Porfolio of Investments - continued

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
25	Affiliated Managers Group, Inc.	March 2008	$135.00	$5,562
31	American Eagle Outfitters, Inc.	January 2008	25.00	233
*104	American Eagle Outfitters, Inc.	January 2008	26.625	780
30	Amgen Inc.	April 2008	57.50	1,170
49	Bed Bath & Beyond	February 2008	37.50	368
15	Best Buy Co., Inc.	June 2008	52.50	7,350
36	Capital One Financial Corp.	January 2008	70.00	180
100	Cisco Systems, Inc.	January 2008	30.00	900
30	Cisco Systems, Inc.	January 2008	32.50	75
41	Countrywide Financial Corp.	January 2008	22.50	205
59	Countrywide Financial Corp.	January 2008	27.50	295
75	Dell Inc.	January 2008	27.50	562
25	Dell Inc.	May 2008	30.00	1,313
110	eBay Inc.	April 2008	37.50	15,400
239	Flextronics International Ltd.	January 2008	12.50	4,899
51	Flextronics International Ltd.	January 2009	12.50	9,562
36	Genzyme Corp.	January 2008	75.00	5,940
5	Google Inc.	March 2008	650.00	37,025
22	Intuit Inc.	January 2008	30.00	4,290
101	Intuit Inc.	January 2008	32.50	4,545
44	Kohl's Corp.	January 2008	60.00	220
20	Kohl's Corp.	April 2008	50.00	4,850
47	Lowe's Companies, Inc.	January 2008	30.00	235
79	Lowe's Companies, Inc.	January 2008	32.50	395
50	MGIC Investment Corp.	June 2008	22.50	23,250
62	Merrill Lynch & Co., Inc.	January 2008	80.00	310
**23	Morgan Stanley & Co.	January 2008	90.00	115
60	Mylan Inc.	January 2008	15.00	750
134	Mylan Inc.	July 2008	15.00	17,420
106	Office Depot, Inc.	April 2008	25.00	530
140	Pfizer, Inc.	January 2008	25.00	1,050
50	Powershares QQQ	January 2008	52.00	4,025
30	Powershares QQQ	February 2008	50.00	8,430
200	QLogic Corp.	April 2008	15.00	17,000
116	Starbucks Corp.	April 2008	25.00	3,770
84	Starbucks Corp.	July 2008	20.00	21,420
30	Symantec Corp.	July 2008	20.00	1,350
11	Target Corp.	January 2008	65.00	55
58	Target Corp.	April 2008	62.50	5,220
57	Unit Corp.	March 2008	50.00	7,553
11	UnitedHealth Group	January 2008	50.00	9,185
89	UnitedHealth Group	March 2008	55.00	43,610

*150 shares per contract
**100 shares of Morgan Stanley & Co. and 50 shares of Discovery Financial Services per contract

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2007 - 6

MADOX - Madison Institutional Equity Option Fund - Portfolio of Investments - concluded

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Market Value
69	Varian Medical Systems, Inc.	May 2008	$50.00	37,605
80	Yahoo! Inc.	January 2008	25.00	2,520
45	Zebra Technologies Corp. - CL A	February 2008	35.00	8,213
14	Zebra Technologies Corp. - CL A	February 2008	40.00	630
30	Zimmer Holdings Inc.	March 2008	70.00	6,750
	Total Call Options Written(Premiums Received $799,618)			$327,115
	Put Options Written
39	American Eagle Outfitters Inc.	January 2008	$22.50	7,605
85	Mylan Inc.	January 2008	15.00	9,562
	Total Put Options Written (Premiums Received $17,728)			$17,167
	Total Options Written(Premiums Received $817,346)			$344,282

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2007 - 7

MADOX - Madison Institutional Equity Option Fund

Statement of Assets and Liabilities - December 31, 2007

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$11,252,884
Repurchase agreement	1,792,000
Short-term note	500,549
Total investments (cost $15,563,991)	13,545,433
Cash	467
Receivables
Dividends and interest	11,248
Fulcrum fee	3,767
Total assets	13,560,915

LIABILITIES
Options written, at value (premiums received of $817,346)	344,282
Payables
Investment securities purchased	59,534
Independent trustee fees	750
Auditor fees	3,200
Total liabilities	407,766

NET ASSETS	$13,153,149
Net assets consists of:
Paid in capital	14,375,955
Accumulated net realized gain on investments and options transactions	322,688
Net unrealized depreciation on investments and options transactions	(1,545,494)
Net Assets	$13,153,149

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares, $.01 par value per share (Note 7)	725,427

NET ASSET VALUE PER SHARE	$18.13

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2007 - 8

MADOX - Madison Institutional Equity Option Fund

Statement of Operations  - December 31, 2007

INVESTMENT INCOME (Note 1)
Interest income	$110,080
Dividend income	84,702
Other income	332
Total investment income	195,114

EXPENSES (Notes 3 and 5)
Investment advisory fees	91,683
Performance fulcrum fee	(362)
Other expenses:
Service agreement fees	14,449
Independent trustee fees	3,000
Auditor fees	7,000
Total other expenses	24,449
Total expenses	115,770

NET INVESTMENT INCOME	79,344

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	920,450
Options	542,555
Net unrealized appreciation (depreciation) on:
Investments	(2,927,364)
Options	787,862

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(676,497)

TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(597,153)

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2007 - 9

MADOX - Madison Institutional Equity Option Fund

Statement of Changes in Net Assets
For the period indicated

	Year Ended December 31, 2007	For the period March 31, 2006* through December 31, 2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$79,344	$49,496
Net realized gain on investments and options transactions	1,463,005	288,956
Net unrealized appreciation (depreciation) on investments and options transactions	(2,139,502)	594,008
Total increase (decrease) in net assets resulting from operations	(597,153)	932,460
DISTRIBUTION TO SHAREHOLDERS
From net investment income	(79,344)	(49,496)
From net capital gains	(1,289,423)	(139,850)
Total distributions	(1,368,767)	(189,346)
CAPITAL SHARE TRANSACTIONS (Note 7)	3,608,268	10,767,687
TOTAL INCREASE IN NET ASSETS	1,642,348	11,510,801
NET ASSETS
Beginning of period	$11,510,801	$--
End of period	$13,153,149	$11,510,801

* Commencement of operations.

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2007 - 10

MADOX - Madison Institutional Equity Option Fund

Financial Highlights
Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31, 2007	For the period March 31, 2006* through December 31, 2006
Net Asset Value, Beginning of Period	$21.18	$20.00
Investment Operations
Net investment income	0.13	0.10
Net realized and unrealized gain on investments and options transactions	(0.84)	1.44
Total from investment operations	(0.71)	1.54
Less distributions from:
Net investment income	(0.13)	(0.10)
Capital gains	(2.21)	(0.26)
Total distributions	(2.34)	(0.36)
Net Asset Value, End of Period	$18.13	$21.18
Total Investment Return (%)	(3.98)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$13,153	$11,511
Ratio of expenses to average net assets (%)	0.95	0.94**
Ratio of net investment Income to average net assets (%)	0.65	0.83**
Portfolio turnover (%)	103	41

* Commencement of operations.
** Annualized.

The Notes to Financial Statements are an integral part of this statement.

Annual Report - December 31, 2007 - 11

MADOX - Madison Institutional Equity Option Fund

Notes to Financial Statements

Note 1 – Summary of Significant Accounting Policies.

Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust currently offers five portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining four Trust portfolios present their financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees. Exchange-traded options are valued at the mean of the best bid and best ask prices across all option exchanges.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid to shareholders was $79,344 of ordinary income, $1,270,316 of short-term gains and $19,107 of long-term gains in 2007 and $49,496 of ordinary income and $139,850 of short-term capital gains in 2006, respectively. The Fund designates 6.12% of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gains	$325,756
Net unrealized depreciation on investments	(1,548,562)
$(1,222,806)

 Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes," on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the year ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Information on the tax components of investments, excluding option contracts, as of December 31, 2007 is as follows:

Aggregate Cost	$15,567,059
Gross unrealized appreciation	302,183
Gross unrealized depreciation	(2,323,809)
Net unrealized depreciation	$ (2,021,626)

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Annual Report - December 31, 2007 - 12

MADOX - Madison Institutional Equity Option Fund - Notes to Financial Statements - continued

Note 2 – Investments in Repurchase Agreements.

When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2007, the Fund had approximately an 18.0% interest in the consolidated repurchase agreement of $1,792,000 collateralized by $1,827,919 in United States Treasury Notes. Proceeds at maturity were $1,792,309.

Note 3 –Investment Advisory Fees and Other Transactions with Affiliates.

The investment advisor to the Fund, Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was added based on certain performance criteria. The fee is accrued daily and is paid monthly.

Note 4 – Investment Transaction.

Purchases and sales, excluding short-term investments for the year ended December 31, 2007 were $14,464,830 and $10,989,601, respectively. No U.S. Government securities were purchased or sold during the period.

Note 5 – Other Expenses.

Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The Fund also pays the expenses of the Fund's Independent Trustees and auditors directly. For the year ended December 31, 2007, these fees amounted to $3,000 and $7,000, respectively. The combined Services Agreement fees paid to the Advisor and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the year ended December 31, 2007 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	2,517	$627,212
Options written	6,667	1,857,865
Options expired	(1,737)	(406,372)
Options closed	(1,599)	(493,076)
Options assigned	(2,801)	(768,283)
Options outstanding at end of period	3,047	$817,346

Annual Report - December 31, 2007 - 13

MADOX - Madison Institutional Equity Option Fund - Notes to Financial Statements - continued

Note 7 – Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31, 2007	For the period March 31, 2006* through December 31, 2006
In Dollars
Shares purchased	$3,532,271	$10,583,443
Shares issued in reinvestment of dividends	1,368,770	189,344
Total shares issued	4,901,041	10,772,787
Shares redeemed	(1,292,773)	(5,100)
Net increase	$3,608,268	$10,767,687

In Shares
Shares purchased	174,406	534,562
Shares issued in reinvestment of dividends	69,604	9,138
Total shares issued	244,010	543,700
Shares redeemed	(62,040)	(243)
Net increase	181,970	543,457

*Commencement of Operations

Note 8 – New Accounting Pronouncements.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

In February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (FAS "159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes penetration and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management believes the adoption of FAS 159 will have no material impact on the financial statements of the Funds.

Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on July 1, 2007 and held for the six-months ended December 31, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Madison Institutional Equity Option Fund	$1,000.00	$915.12	0.95%	$4.58
[1]For the six-months ended December 31, 2007.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report - December 31, 2007 - 14

MADOX - Madison Institutional Equity Option Fund - Notes to Financial Statements - concluded

Hypothetical Example for Comparison Purposes

The table on the next page titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Madison Institutional Equity Option Fund	$1,000.00	$1,025.47	0.95%	$4.83
[1]For the six-months ended December 31, 2007.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.

Interested Trustee*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call Fund; Capitol Bank, FSB; Santa Barbara Community Bancorp, Inc..

Annual Report - December 31, 2007 - 15

MADOX - Madison Institutional Equity Option Fund - Management Information - concluded

Officers*

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for the Advisor, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Annual Report - December 31, 2007 - 16

MADOX - Madison Institutional Equity Option Fund

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2007 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Annual Report - December 31, 2007 - 17

Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
1-800-767-0300
www.madisonfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2007, Philip E. Blake, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded James Imhoff, Jr. who served in that capacity from August 2006 through July 2007.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2007 and 2006, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $86,500 ($111,500 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $82,000 ($106,500 including MSP).    Of these amounts, approximately $52,000 and $50,500, respectively, was or will be attributable to Madison Mosaic Equity Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 21, 2008

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 21, 2008